UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       November 27, 2001
                                                 -------------------------------

                    Mimbres Valley Farmers Association, Inc.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New Mexico              000-13963               85-0054230
    ------------------------------------------------------------------------
    (State or other jurisdiction   (Commission             (IRS Employer
          of incorporation)        File Number)          Identification No.)

          811 S. Platinum, Deming, New Mexico               88030
    ------------------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (505) 546 2769
                                                   --------------------------

                                 Not applicable
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     In accordance with the requirements of Item 304(a)(3) of Regulation S-K, attached hereto as Exhibit 16 is a letter from the former accountants for the registrant stating that they agree with the disclosures made in Item 4 of the original Form 8-K of which this is an amendment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 16.  Letter From Former Accountants

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                                              (Registrant)


Date
    ------------              -----------------------------------------------
                              Shelby Phillips III, President, General Manager
                                       and Chief Executive Officer